UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 21, 2004

Commission file number:  0-9165

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STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2725 Fairfield Road, Kalamazoo, Michigan	49002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (269) 385-2600

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ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated July 21, 2004

ITEM 9.	REGULATION FD DISCLOSURE

Stryker Corporation issued a press release on July 21, 2004 announcing that it has entered into a definitive agreement to acquire, by merger, all of the outstanding stock of SpineCore, Inc., a privately-owned developer of artificial lumbar and cervical discs located in Summit, New Jersey.

A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

July 21, 2004	/s/ DEAN H. BERGY
Date	Dean H. Bergy
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated July 21, 2004